GUIDESTONE FUNDS

Supplement dated November 30, 2012

to

Prospectus dated April 28, 2012

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.         CHANGES TO LOW-DURATION BOND FUND

Effective immediately, James P. Sarni and Joyce A. Horn no longer serve as portfolio managers for the portion of the Low-Duration Bond Fund managed by Payden & Rygel.

In the section disclosing “Sub-Advisers and Portfolio Managers” on page 66, the disclosure titled “Payden & Rygel” should be deleted in its entirety and replaced with the following:

Payden & Rygel
Brian Matthews Managing Principal	Since September 2012
Mary Beth Syal Managing Principal	Since March 2008

Under the heading “Sub-Advisers” for the Low-Duration Bond Fund on page 123, the paragraph titled “Payden & Rygel” should be deleted in its entirety and replaced with the following:

Payden & Rygel, 333 South Grand Avenue, Los Angeles, California 90071: Payden & Rygel is one of the largest global independent investment managers in the United States, with over $70 billion in assets under management as of September 30, 2012. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The Investment Policy Committee (“IPC”), comprised of managing principals averaging 18-year tenure with the firm, oversees the investment process. The firm manages an assigned portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The team consists of Brian Matthews, Managing Principal, and Mary Beth Syal, Managing Principal. The team, under the direction of the firm’s IPC, has 100% discretion over the day-to-day management of the Low-Duration Bond Fund portfolio account. Mr. Matthews, member of the Executive Committee and of the IPC, and Ms. Syal, member of the Executive Committee and of the IPC and Director of the Short Strategies Group, develop a portfolio structure that reflects both the macro mandates of the IPC and the securities that are available in the market. Together with the IPC, Mr. Matthews and Ms. Syal have discretion over major decisions such as duration or portfolio sector weights. The Short Strategies Group, under the direction of Ms. Syal, implements the policy approved by the IPC within the context of individual client guidelines. Ms. Syal, supported by sector specialists, has the authority to pick individual securities within the authorized allocations for the Low-Duration Bond Fund. Ms. Syal reviews all portfolio holdings on a regular basis. Mr. Matthews’ other primary role focuses on client related issues when structuring portfolios. As such, he is the main contact with the client. He is responsible for identifying and communicating clients’

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objectives, constraints, risk tolerances and time horizons to the strategy group. Because the firm believes client issues are as important as market issues, the interchange between portfolio managers and portfolio strategists is critical. Each member of the team has been employed with Payden & Rygel for more than 20 years.

II.         CHANGES TO GLOBAL BOND FUND

Effective immediately, Kathleen C. Gaffney no longer serves as a portfolio manager for the portion of the Global Bond Fund managed by Loomis, Sayles & Company, L.P.

In the section disclosing “Sub-Advisers and Portfolio Managers” on page 81, the disclosure titled “Loomis, Sayles & Company, L.P.” is deleted in its entirety and replaced with the following:

Loomis, Sayles & Company, L.P.
Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since June 2008
Matthew J. Eagan, CFA Vice President	Since June 2008
Elaine Stokes Vice President	Since June 2008

Under the heading “Sub-Advisers” for the Global Bond Fund on page 125, the paragraph titled “Loomis, Sayles & Company, L.P.” should be deleted in its entirety and replaced with the following:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $181.5 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of September 30, 2012. Daniel J. Fuss, CFA, CIC, Matthew J. Eagan, CFA and Elaine Stokes have primary responsibility for the day-to-day management of Loomis’ portion of the Global Bond Fund. Mr. Fuss, Executive Vice President and Vice Chairman, serves as a portfolio manager, has over 52 years in the investment industry and has been with Loomis since 1976. Mr. Eagan serves as associate portfolio manager, has been with Loomis since 1997 and has over 21 years of investment industry experience. Ms. Stokes serves as associate portfolio manager, has been with Loomis since 1988 and has over 23 years of investment industry experience. Mr. Eagan and Ms. Stokes each hold the position of Vice President. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Global Bond Fund but are not the primary decision makers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated November 30, 2012

to

Statement of Additional Information dated April 28, 2012

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

I.     SUB-ADVISER CHANGES

Under the section entitled “Loomis, Sayles & Company, L.P.” of the Other Accounts Managed chart on page 59, the reference to Kathleen C. Gaffney, CFA is deleted in its entirety.

Under the Other Accounts Managed chart on page 60, the section entitled “Payden & Rygel” should be deleted in its entirety and replaced with the following, which is current as of September 30, 2012:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s) within

each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Payden & Rygel
Brian Matthews	5	$1,026	N/A	N/A	59	$7,790	N/A	N/A	N/A	N/A	N/A	N/A
Mary Beth Syal	8	$2,270	N/A	N/A	273	$42,116	N/A	N/A	N/A	N/A	N/A	N/A

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.